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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSON BY THESE PRESENTS, that each individual whose signature appears below constitute and appoints Jeff D. Morris and Shai Even, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign on his behalf, as a director or officer, or both, as the case may be, of Alon USA Energy, Inc., a Delaware corporation, this Registration Statement, and to sign any registration statement for the same offering covered by this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) promulgated under the Securities Act, and any or all post-effective amendments hereto or thereto, and to file the same, with all exhibits hereto or thereto and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or their substitute or substitutes, may lawfully do or cause to be done or by virtue hereof.

         Dated: May 10, 2005.

/s/ JEFF D. MORRIS                        /s/ RON W. HADDOCK
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           Jeff D. Morris                             Ron W. Haddock


/s/ SHAI EVEN                             /s/ PINCHAS COHEN
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              Shai Even                               Pinchas Cohen


/s/ DAVID WIESSMAN                        /s/ ITZHAK BADER
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           David Wiessman                              Itzhak Bader


/s/ AVRAHAM MERON                         /s/ YESHAYAHU PERY
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            Avraham Meron                             Yeshayahu Pery


/s/ BOAZ BIRAN
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             Boaz Biran